UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2025

CAPSTONE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33560	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5141 W. 122nd Street

Alsip, IL 60803

(Address of principal executive offices)

Registrant’s telephone number, including area code: (708) 371-0660

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	CAPS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 2, 2025, Capstone Holding Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission that disclosed the closing of the acquisition (the “Acquisition”) contemplated by the an asset purchase agreement (the “Asset Purchase Agreement”), dated November 30, 2025, by and between TotalStone, LLC (“TotalStone”), the Company’s primary operating subsidiary, and Continental Stone Industries Inc., a Delaware corporation that is wholly owned by FCHI (“CSIA”), and Jeffery Leech as the representative of CSIA, to purchase all of the assets and assume certain of the liabilities of CSIA (the “Asset Purchase Transaction”); and (ii) a share purchase agreement (the “Share Purchase Agreement”), dated December 1, 2025, by and between InStone Canada Corp., a British Columbia corporation, an indirect wholly-owned subsidiary of the Company (“InStone Canada”), and Dream Family Holdings Ltd, Robert Jahnsen, The Jeffery Leech Family Trust, Jeffery Leech in his individual capacity, Wendy Chiavacci, Michael Siemens, Nathan Thompson, Curt Trierweiler, and Jeffery Leech in his capacity as the representative of the sellers of FCHI, to purchase all of the issued and outstanding shares of FCHI.

The Acquisition closed on December 1, 2025.

This Current Report on Form 8-K/A (the “Amendment”) amends the Original Report to include the financial statements required to be filed under Item 9.01(a) of Form 8-K and the pro forma financial information required to be filed under Item 9.01(b) of Form 8-K. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.

As a result of the Acquisition as described in Item 2.01 of the Original Report, the registrant is filing the following financial statements and financial information as exhibits to this Amendment.

(a) Financial Statements of Business Acquired.

The audited financial statements of FCHI as of and for the year ended December 31, 2024 and unaudited financial statements of FCHI as of and for the nine months ended September 30, 2025, as required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Amendment and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of and for the year ended December 31, 2024 and as of and for the nine months ended September 30, 2025, as required by Item 9.01(b) of Form 8-K are attached as Exhibit 99.3 to this Amendment and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Exhibits
23.1	Consent of GBQ Partners LLC
99.1	Audited Financials of Fraser Canyon Holdings Inc. as of and for the year ended December 31, 2024
99.2	Unaudited Financial Statements of Fraser Canyon Holdings Inc. as of and for the nine months ended September 30, 2025
99.3	Unaudited Pro Forma Combined Financial Statements as of and for the year ended December 31, 2024 and the nine months ended September 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2026	Capstone Holding Corp.

	By:	/s/ Matthew E. Lipman
	Name:	Matthew E. Lipman
	Title:	Chief Executive Officer

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